SETTLEMENT AGREEMENT

This Settlement Agreement (the "**Settlement Agreement**"), dated as of NOVEMBER 29, 2004 (the "**Execution Date**") but effective on the Effective Date (as defined below), is entered into by and among Indo-Pacific Resources (Java) Ltd., a Barbados corporation (f/k/a GFB Resources (Java) Limited) ("**IPR**"); Indo-Pacific Oil & Gas Inc., a Cayman Islands corporation ("**IPOG**"); Fortune Oil & Gas Inc., a Nevada corporation ("**Fortune**", and, together with IPR and IPOG, the "**Fortune Parties**"); GFB Resources Limited, a Calgary corporation ("**GFB**"); Canadian Imperial Bank of Commerce, and CIBC Capital Partners, a division of Canadian Imperial Bank of Commerce (collectively, "**CIBC**"). The Fortune Parties, GFB, and CIBC shall be referred to collectively as the "**Parties**" and individually as a "**Party.**"

WHEREAS, IPOG, Fortune and GFB are parties to that certain Purchase and Sale Agreement dated May 23, 2000 (the "**Purchase Agreement**"); and

WHEREAS, IPOG and CIBC (as assignee of the interest of GFB) are parties to that certain Share Pledge Agreement dated May 23, 2000 (the "**Pledge Agreement**"); and

WHEREAS, IPR and GFB are parties to that certain Royalty Agreement dated May 23, 2000 (the "**Royalty Agreement**"); and

WHEREAS, Fortune, IPOG, IPR, and GFB are parties to that certain Escrow Agreement dated May 23, 2000, along with Macleod Dixon, a Calgary partnership ("**MD**") (the "**Escrow Agreement**"); and

WHEREAS, Fortune executed a Guarantee dated May 23, 2000 in favor of CIBC (as assignee of the interest of GFB) (the "**Guarantee**"); and

WHEREAS, Fortune, IPOG, IPR and GFB are parties to that certain Interim Agreement dated May 23, 2000 (the "**Interim Agreement**"); and

WHEREAS, CIBC, Fortune, IPOG and IPR are parties to that certain Security and Forbearance Agreement dated March 26, 2002 (the "**Security Agreement**"); and

WHEREAS, IPOG executed the Promissory Notes listed on Schedule A, attached hereto, each dated May 23, 2000, in favor of CIBC (as assignee of the interest of GFB) (the "**Notes**", and, together with the Purchase Agreement, the Pledge Agreement, the Royalty Agreement, the Escrow Agreement, the Guarantee, the Interim Agreement, the Security Agreement and any and all other agreements, certificates and documents among any of the Parties related to such agreements, the "**Documents**"); and

WHEREAS, the Parties desire to settle all of their obligations under the Documents with finality pursuant to the terms and conditions of this Settlement Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, it is hereby mutually agreed by and between the Parties as follows:

Section 1. Agreement.

(a) Fortune shall, on or before December 31, 2004, pay to CIBC the amount of US $1,261,558.80 (the "**Payment**"), by wire transferring the Payment to Blake, Cassels & Graydon LLP ("**Blakes**") solicitors for CIBC, at the account listed below. Blakes shall promptly notify Fortune of its receipt of the Payment. The date of the delivery of such notice from Blakes to Fortune shall be the "**Effective Date**".

Bank of America NT & SA
New York, NY 10048-1191
Swiftcode: BOFAUS3N
ABA No: 026009593

For Further Credit To:
Canadian Imperial Bank of Commerce
Main Branch, Bankers Hall
309-8th Avenue S.W.
Calgary, Alberta T2P 2P2

Final Beneficiary: Blake, Cassels & Graydon LLP
Account 00009 -02-72019
Reference: 00002019/020386 Rayla Boyd

(b) Upon the Effective Date, the Parties hereby agree that any and all obligations and liabilities of the Parties under the Documents shall be deemed to be fully satisfied and all of the Documents shall be deemed to be terminated, null and void, and of no further force and effect. In furtherance of the foregoing, on the Effective Date, CIBC shall deliver to Fortune the documents referred to in the following paragraphs of the Escrow Agreement: 2.3(a), 2.4(b), (c), (d), and (f).

(c) If the Payment is not made on or before December 31, 2004 this Settlement Agreement shall be null and void and of no force and effect, and all parties shall forthwith destroy all executed copies of this Settlement Agreement.

Section 2. Mutual Release.

(a) As of the Effective Date, CIBC and GFB, on a joint and several basis and on behalf of themselves and their successors and assigns (collectively, the "**CIBC Releasing Parties**"), unconditionally release and forever discharge the Fortune Parties and all other entities and persons in control of or under control of the Fortune Parties, as well as their successors, affiliates, parents, subsidiaries, related companies, present and former officers, directors, shareholders, members agents, employees, attorneys, accountants, employee benefits plans and the administrators of any such plans sponsored or maintained by these entities (all of whom are hereinafter collectively referred to as the "**Fortune Released Parties**"), from any and all damages, debts, claims, offsets, issues, prayers for relief, and any other causes of action any of the CIBC Releasing Parties has, or may have, known or unknown, and of whatever kind or nature, against the Fortune Released Parties with regard to the Documents, whether arising before or after the Effective Date.

(b) As of the Effective Date, The Fortune Parties, on behalf of themselves and their successors and assigns, (collectively, the "**Fortune Releasing Parties**"), unconditionally release and forever discharge GFB and CIBC and all other entities and persons in control of or under control of GFB and CIBC, as well as their successors, affiliates, parents, subsidiaries, related companies, present and former officers, directors, shareholders, members agents, employees, attorneys, accountants, employee benefits plans and the administrators of any such plans sponsored or maintained by these entities (all of whom are hereinafter collectively referred to as the "**CIBC Released Parties**"), from any and all damages, debts, claims, offsets, issues, prayers for relief, and any other causes of action any of the Fortune Releasing Parties has, or may have, known or unknown, and of whatever kind or nature, against the CIBC Released Parties with regard to the Documents, whether arising before or after the Effective Date.

(c) The releases set forth in Sections 2(a) and 2(b) shall be effective on the Effective Date.

(d) Each of the Parties believes it is fully familiar with the facts giving rise to this Settlement Agreement and the releases contained therein, but agrees that this Settlement Agreement shall remain fully effective and binding as to each of them even if the facts turn out to be different from what they now believe them to be. Each of the Parties further acknowledges that the releases set forth in Sections 2(a) and 2(b) of this Settlement Agreement extend to claims which are presently unknown as well as to known claims.

Section 3. No Admission of Liability.

The Parties hereby agree that the execution, delivery, and performance of this Settlement Agreement shall not constitute or be construed as an admission of liability or culpability on the part of any of the Parties with regard to the Documents, and that they have entered into this Settlement Agreement to resolve any disputes, obligations or payments arising pursuant to the Documents without litigation or proceedings.

Section 4. Representations and Warranties.

(a) Each Party hereby represents and warrants that it is authorized to enter into this Settlement Agreement and that this Settlement Agreement constitutes the legal, valid and binding obligation of each such Party, enforceable in accordance with its terms.

(b) CIBC hereby represents and warrants that:

(i) it is the sole beneficiary of the Notes and the Guarantee and is a party to the Pledge Agreement and the Interim Agreement, pursuant to an assignment of each from GFB, and is a party to the Security Agreement, and that it has not sold, assigned, pledged or transferred any of its rights in any such Documents;

(ii) CIBC is not aware of any sale, assignment or pledge or transfer of any rights of GFB under the Royalty Agreement prior to January 31, 2001;

(iii) from and after January 31, 2001, GFB has not sold, assigned, pledged or transferred any of GFB's rights under the Royalty Agreement.

(c) GFB hereby represents and warrants that GFB is a party to the Purchase Agreement, the Escrow Agreement and the Royalty Agreement and that GFB is the sole beneficiary under the Royalty Agreement, and that it has not sold, assigned, pledged or transferred any of its rights in any such Documents.

Section 5. Miscellaneous.

(a) Waiver. No failure on the part of any Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Settlement Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Settlement Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. In order to be effective, any waiver shall be in writing signed by the waiving Party.

(b) Notices. Notices shall be sent to each Party as follows:

To any of the Fortune Parties:

Fortune Oil & Gas, Inc.
Suite 305 - 1656 Martin Drive,
White Rock, B.C., CANADA
V4A 6E7
Attn: David Nunn

To GFB or CIBC:

Canadian Imperial Bank of Commerce
West 6th Floor, Commerce Court
199 Bay Street,
Toronto, Ontario, CANADA
M5L 1A2
Attn: Wim Faassen

with a copy to:

Blake, Cassels & Graydon LLP
3500 855 2nd Street S.W.
Calgary, Alberta, CANADA
T2P 4J8
Attn: Rayla Boyd

(c) Amendment. No course of dealing prior to or after the Execution Date shall be effective to amend, modify or change any provision of this Settlement Agreement. The provisions of this Settlement Agreement may be amended, modified or changed only by an instrument or instruments in writing signed by each of the Parties hereto.

(d) Successors and Assigns. This Settlement Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

(e) Counterparts. This Settlement Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one instrument.

(f) Governing Law. This Settlement Agreement shall be governed by, and construed in accordance with, the laws of the Province of Alberta, and the Parties shall submit and attorn to the exclusive jurisdiction of the courts of the Province of Alberta in the judicial district of Calgary.

(g) Severability. If any terms or provisions of this Settlement Agreement or application thereof to any Party or circumstance shall to any extent be rendered invalid or unenforceable, then the remainder of this Settlement Agreement, or the application of such terms or provisions to Parties or circumstances other than those as to which it is rendered invalid or unenforceable, shall not be affected thereby, and each term and provision of this Settlement Agreement shall be valid and enforceable to the fullest extent permitted by law. The invalid or unenforceable provisions shall be deemed amended (with respect only to the jurisdiction in which such adjudication is made) in such manner as to render them enforceable and to effectuate as nearly as possible the original intentions and agreement of the Parties.

(h) Section Headings. Section headings are inserted herein for convenience only and are not to be construed as part of this Settlement Agreement or as a limitation of the scope of the particular sections to which they refer.

(i) Entire Agreement: No Evidence. The Settlement Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes in its entirety all prior agreements among the Parties with respect to the subject matter hereof. Each of the Parties acknowledges that no other Party or any other person has made any promises, representations, or warranties which are not expressly contained in this Settlement Agreement in order to induce any of the Parties to enter into the Settlement Agreement. The Parties acknowledge that they have not entered into this Settlement Agreement in reliance on any promises, representations, or warranties not contained herein.

(j) Fees and Expenses. All legal fees and other costs incurred by any Party in connection with the preparation, negotiation and execution of this Settlement Agreement shall be borne solely by the Party that incurred such legal fees and costs.

(k) Construction. The Parties acknowledge that their designated representatives have read and understand this Settlement Agreement, and further acknowledge that, in entering into this Settlement Agreement, they have been advised by attorneys of their choice. Further, each Party has cooperated and participated in the drafting and preparation of this Settlement Agreement. Hence, in any construction to be made of the Settlement Agreement, the same shall not be construed against any Party on the basis that the Party was the drafter.

(l) Confidentiality. Each Party hereto agrees that it will, and will cause its officers, other personnel and authorized representatives to, hold in strict confidence all Confidential Information (as hereinafter defined) disclosed to it by another Party and will not disclose such information to persons or entities other than the disclosing Party without the prior written consent of the disclosing Party hereto to which such Confidential Information relates (the "**Affected Party**"); provided that, each Party hereto may provide such data and information: (A) to its affiliates and to its outside consultants, advisers, accountants and attorneys for purposes of evaluating this Settlement Agreement, to the extent necessary in connection with the preparation, review, or audit of financial records or financial statements and to the extent necessary to comply with applicable tax and securities laws and regulations; so long as such persons remain obligated (by contract or otherwise) to maintain the confidentiality of such Confidential Information; (B) in response to legal or regulatory processes or applicable government regulations, but only that portion of the data and information which is required to be furnished, and further provided that such Party notifies the Affected Party of its obligation to provide such Confidential Information and fully cooperates with the Affected Party (at the Affected Party's expense) to protect the confidentiality of such Confidential Information pursuant to applicable law; and (C) a court (under seal or mutually satisfactory protective order, if permitted by the court) and to attorneys of the Parties and other professionals in connection with any action to enforce this agreement. **"Confidential Information"** means the specific terms of this Settlement Agreement and any information, documents, or communications concerning the negotiation of the Settlement Agreement. The term "Confidential Information" does not include information, documents, or communications which, at the time it is disclosed to the receiving party (the "**Recipient**") by a Party hereto or an affiliate thereof: (A) is available to the Recipient from a source other than the disclosing Party or its affiliates if the Recipient has no knowledge that such source, by disclosing such information, would be in violation of any confidentiality agreement to which the source is a party; (B) is or becomes published or otherwise available in the public domain without violation of this Settlement Agreement; or (C) is approved for release by written authorization of the Parties hereto or their affiliates from which such information, documents or communications originated.

[*The rest of this page is intentionally left blank*]

(m) Further Assurances. Each of the parties agrees to execute such further documents and instruments and take such further action as may be reasonably requested by any party hereto to further carry out and consummate the transactions contemplated hereby.

IN WITNESS WHEREOF, the Parties have caused this Settlement Agreement to be duly executed as of the Execution Date.

INDO-PACIFIC RESOURCES (JAVA) LTD.

____
Name: JAMES B. WENSVEEN
Title: DIRECTOR

INDO PACIFIC OIL & GAS INC.

____
Name:
Title:

FORTUNE OIL & GAS INC.

____
Name: JAMES B. WENSVEEN
Title: DIRECTOR

GFB RESOURCES LIMITED

____
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE

____
Name:
Title:

(m) Further Assurances. Each of the parties agrees to execute such further documents and instruments and take such further action as may be reasonably requested by any party hereto to further carry out and consummate the transactions contemplated hereby.

IN WITNESS WHEREOF, the Parties have caused this Settlement Agreement to be duly executed as of the Execution Date.

INDO-PACIFIC RESOURCES (JAVA) LTD.

Name: JAMES G. WENSVEEN
Title: DIRECTOR

INDO PACIFIC OIL & GAS INC.

Name: Brott Limited
Title: Director

FORTUNE OIL & GAS INC.

Name: JAMES G. WENSVEEN
Title: DIRECTOR

GFB RESOURCES LIMITED

Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE

Name:
Title:

(m) Further Assurances. Each of the parties agrees to execute such further documents and instruments and take such further action as may be reasonably requested by any party hereto to further carry out and consummate the transactions contemplated hereby.

IN WITNESS WHEREOF, the Parties have caused this Settlement Agreement to be duly executed as of the Execution Date.

INDO-PACIFIC RESOURCES (JAVA) LTD.

____
Name:
Title:

INDO PACIFIC OIL & GAS INC.

____
Name:
Title:

FORTUNE OIL & GAS INC.

____
Name:
Title:

GFB RESOURCES LIMITED

____
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE

____
Name:
Title: W. C. FAASSEN
GENERAL MANAGER

Fortune Oil & Gas, Inc.
November 4, 2004
Interest
Notes payable
CIBC
Interest rate 6.00%

Issue Date	Maturity Date	Loan Amount	Interest	Total before repayments	Repayments Principal	Repayments Interest	Repayments Total	Balance after repayment	Outstanding Principal amount	Balance of Accrued Interest	Note Number
May 23, 2000	June 23, 2000	1,500,000.00	7,643.84	1,507,643.84				1,507,643.84	1,500,000.00	7,643.84	
June 23, 2000	July 23, 2000	1,507,643.84	7,434.96	1,515,078.79				1,515,078.79	1,500,000.00	15,078.79	
July 23, 2000	August 23, 2000	1,515,078.79	7,720.68	1,522,799.47				1,522,799.47	1,500,000.00	22,799.47	
August 23, 2000	September 23, 2000	1,522,799.47	7,760.02	1,530,559.49				1,530,559.49	1,500,000.00	30,559.49	
September 23, 2000	October 23, 2000	1,530,559.49	7,547.96	1,538,107.45				1,538,107.45	1,500,000.00	38,107.45	
October 23, 2000	November 23, 2000	1,538,107.45	7,838.03	1,545,945.48				1,545,945.48	1,500,000.00	45,945.48	
November 23, 2000	December 23, 2000	1,545,945.48	7,623.84	1,553,569.32				1,553,569.32	1,500,000.00	53,569.32	
December 23, 2000	January 23, 2001	1,553,569.32	7,916.82	1,561,486.14				1,561,486.14	1,500,000.00	61,486.14	
January 23, 2001	February 23, 2001	1,561,486.14	7,957.16	1,569,443.30				1,569,443.30	1,500,000.00	69,443.30	
February 23, 2001	March 23, 2001	1,569,443.30	7,223.74	1,576,667.04				1,576,667.04	1,500,000.00	76,667.04	
March 23, 2001	April 23, 2001	1,576,667.04	8,034.52	1,584,701.56				1,584,701.56	1,500,000.00	84,701.56	
April 23, 2001	April 30, 2001	1,584,701.56	1,823.49	1,586,525.05	250,000.00	-	250,000.00	1,336,525.05	1,250,000.00	86,525.05	1
April 30, 2001	May 23, 2001	1,336,525.05	5,053.16	1,341,578.22	78,125.00	4,008.64	82,133.64	1,259,444.58	1,171,875.00	87,569.58	2
May 23, 2001	June 23, 2001	1,259,444.58	6,417.99	1,265,862.57	78,125.00	4,687.50	82,812.50	1,183,050.07	1,093,750.00	89,300.07	3
June 23, 2001	July 23, 2001	1,183,050.07	5,834.22	1,188,884.29			-	1,188,884.29	1,093,750.00	95,134.29	
July 23, 2001	August 23, 2001	1,188,884.29	6,058.42	1,194,942.71			-	1,194,942.71	1,093,750.00	101,192.71	
August 23, 2001	September 23, 2001	1,194,942.71	6,089.30	1,201,032.01			-	1,201,032.01	1,093,750.00	107,282.01	
September 23, 2001	October 23, 2001	1,201,032.01	5,922.90	1,206,954.91			-	1,206,954.91	1,093,750.00	113,204.91	
October 23, 2001	November 23, 2001	1,206,954.91	6,150.51	1,213,105.42			-	1,213,105.42	1,093,750.00	119,355.42	
November 23, 2001	December 23, 2001	1,213,105.42	5,982.44	1,219,087.85			-	1,219,087.85	1,093,750.00	125,337.85	
December 23, 2001	January 23, 2002	1,219,087.85	6,212.34	1,225,300.19			-	1,225,300.19	1,093,750.00	131,550.19	
January 23, 2002	February 23, 2002	1,225,300.19	6,244.00	1,231,544.19			-	1,231,544.19	1,093,750.00	137,794.19	
February 23, 2002	March 23, 2002	1,231,544.19	5,668.48	1,237,212.66			-	1,237,212.66	1,093,750.00	143,462.66	
March 23, 2002	April 23, 2002	1,237,212.66	6,304.70	1,243,517.37			-	1,243,517.37	1,093,750.00	149,767.37	
April 23, 2002	May 23, 2002	1,243,517.37	6,132.41	1,249,649.78			-	1,249,649.78	1,093,750.00	155,899.78	
May 23, 2002	June 23, 2002	1,249,649.78	6,368.08	1,256,017.86			-	1,256,017.86	1,093,750.00	162,267.86	
June 23, 2002	July 23, 2002	1,256,017.86	6,194.06	1,262,211.92			-	1,262,211.92	1,093,750.00	168,461.92	
July 23, 2002	August 23, 2002	1,262,211.92	6,432.09	1,268,644.01			-	1,268,644.01	1,093,750.00	174,894.01	
August 23, 2002	September 23, 2002	1,268,644.01	6,464.87	1,275,108.88			-	1,275,108.88	1,093,750.00	181,358.88	
September 23, 2002	October 23, 2002	1,275,108.88	6,288.21	1,281,397.09			-	1,281,397.09	1,093,750.00	187,647.09	
October 23, 2002	November 23, 2002	1,281,397.09	6,529.86	1,287,926.95			-	1,287,926.95	1,093,750.00	194,176.95	
November 23, 2002	December 23, 2002	1,287,926.95	6,351.42	1,294,278.37			-	1,294,278.37	1,093,750.00	200,528.37	
December 23, 2002	January 23, 2003	1,294,278.37	6,595.50	1,300,873.87			-	1,300,873.87	1,093,750.00	207,123.87	
January 23, 2003	February 23, 2003	1,300,873.87	6,629.11	1,307,502.98			-	1,307,502.98	1,093,750.00	213,752.98	
February 23, 2003	March 17, 2003	1,307,502.98	4,728.50	1,312,231.49	160,000.00		160,000.00	1,152,231.49	933,750.00	218,481.49	
March 17, 2003	March 23, 2003	1,152,231.49	1,136.45	1,153,367.93			-	1,153,367.93	933,750.00	219,617.93	
March 23, 2003	April 23, 2003	1,153,367.93	5,877.44	1,159,245.37			-	1,159,245.37	933,750.00	225,495.37	

April 23, 2003	May 23, 2003	1,159,245.37	5,716.83	1,164,962.20				1,164,962.20	933,750.00	231,212.20
May 23, 2003	June 23, 2003	1,164,962.20	5,936.52	1,170,898.72				1,170,898.72	933,750.00	237,148.72
June 23, 2003	July 23, 2003	1,170,898.72	5,774.30	1,176,673.01				1,176,673.01	933,750.00	242,923.01
July 23, 2003	August 23, 2003	1,176,673.01	5,996.20	1,182,669.21				1,182,669.21	933,750.00	248,919.21
August 23, 2003	September 23, 2003	1,182,669.21	6,026.75	1,188,695.96				1,188,695.96	933,750.00	254,945.96
September 23, 2003	October 23, 2003	1,188,695.96	5,862.06	1,194,558.02				1,194,558.02	933,750.00	260,808.02
October 23, 2003	November 23, 2003	1,194,558.02	6,087.34	1,200,645.36				1,200,645.36	933,750.00	266,895.36
November 23, 2003	December 23, 2003	1,200,645.36	5,920.99	1,206,566.35				1,206,566.35	933,750.00	272,816.35
December 23, 2003	January 23, 2004	1,206,566.35	6,148.53	1,212,714.88				1,212,714.88	933,750.00	278,964.88
January 23, 2004	February 23, 2004	1,212,714.88	6,179.86	1,218,894.74				1,218,894.74	933,750.00	285,144.74
February 23, 2004	March 23, 2004	1,218,894.74	5,810.62	1,224,705.36				1,224,705.36	933,750.00	290,955.36
March 23, 2004	April 23, 2004	1,224,705.36	6,240.96	1,230,946.33				1,230,946.33	933,750.00	297,196.33
April 23, 2004	May 23, 2004	1,230,946.33	6,070.42	1,237,016.75				1,237,016.75	933,750.00	303,266.75
May 23, 2004	June 23, 2004	1,237,016.75	6,303.70	1,243,320.45				1,243,320.45	933,750.00	309,570.45
June 23, 2004	July 23, 2004	1,243,320.45	6,131.44	1,249,451.89				1,249,451.89	933,750.00	315,701.89
July 23, 2004	August 23, 2004	1,249,451.89	6,367.07	1,255,818.96				1,255,818.96	933,750.00	322,068.96
August 23, 2004	September 23, 2004	1,255,818.96	6,399.52	1,262,218.48				1,262,218.48	933,750.00	328,468.48
September 23, 2004	October 23, 2004	1,262,218.48	6,224.64	1,268,443.12				1,268,443.12	933,750.00	334,693.12
October 23, 2004	November 4, 2004	1,268,443.12	2,502.13	1,270,945.25				1,270,945.25	933,750.00	337,195.25
			345,891.39		566,250.00	8,696.14	574,946.14			

Check Principal outstanding	**933,750.00**
Check accrued interest	**337,195.25**
Check ending balance	**1,270,945.25**

Notes

Interest is compounded monthly

THIS FIRST AMENDMENT TO SETTLEMENT AGREEMENT (the "Amendment") made as of December 31, 2004, is entered into by and among Indo-Pacific Resources (Java) Ltd., a Barbados corporation (f/k/a GFB Resources (Java) Limited) ("IPR"); Indo-Pacific Oil & Gas Inc., a Cayman Islands corporation ("IPOG"); Fortune Oil & Gas Inc., a Nevada corporation ("Fortune", and, together with IPR and IPOG, the "Fortune Parties"); GFB Resources Limited, a Calgary corporation ("GFB"); Canadian Imperial Bank of Commerce, and CIBC Capital Partners, a division of Canadian Imperial Bank of Commerce (collectively, "CIBC").

WHEREAS, the Fortune Parties, GFB and CIBC (collectively, the "Parties") entered into that certain Settlement Agreement dated December 7, 2004 (collectively, the "Agreement"); and

WHEREAS, the Parties desire to amend the Agreement as set forth herein.

WITNESSES that for good consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties agree as follows:

1. **Amendment.** The Agreement is hereby amended by replacing the phrase "December 31, 2004" in Sections 1(a) and 1(c) of the Agreement with the phrase "January 14, 2005".

2. **Time of the Essence.** The Parties agree that time shall in all respects be of the essence with regard to the Agreement, as amended hereby.

3. **Disclaimer.** Except as specifically provided in this Amendment, no other amendments, revisions or changes are made to the Agreement. All other terms and conditions of the Agreement remain in full force and effect. Any reference to the Agreement set forth in any document delivered in connection with the Agreement shall be deemed to include a reference to the Agreement as amended by this Amendment, whether or not so stated in such document. Except as specifically set forth in this Amendment, nothing in this Amendment and no action taken by the parties hereto shall be deemed or construed to in any manner enlarge, diminish or otherwise affect in any way the rights, remedies or defenses of the parties to the Agreement, at law, in equity or otherwise or related issues.

4. **Authorization and Enforceability.** Each Party hereby represents and warrants that it is authorized to enter into this Amendment and that this Amendment constitutes the legal, valid and binding obligation of each such party, enforceable in accordance with its terms.

5. **Governing Law.** This Amendment shall be governed by, and construed in accordance with, the laws of the Province of Alberta, and the Parties shall submit and attorn to the exclusive jurisdiction of the courts of the Province of Alberta in the judicial district of Calgary.

6. **Successors.** This Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

7. **Amendments and Waivers.** No supplements, amendments or other modifications to this Amendment, or any waiver of the application of a provision hereof, shall be

binding upon a Party, unless that Party has consented thereto in writing. No waiver by a Party of any provision of this Amendment shall be deemed to or will constitute a waiver of any other provision hereof (whether or not of a like or similar nature) nor will a waiver constitute a continuing waiver, unless expressly provided for in a written waiver executed by that Party.

8. **Execution**. This Amendment may be executed in counterparts, each of which shall be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF this Amendment has been executed by duly authorized representatives of the Parties with effect as of the date first written above.

INDO-PACIFIC RESOURCES (JAVA) LTD.

Name: JAMES B. WENSVEEN
Title: DIRECTOR

INDO PACIFIC OIL & GAS INC.

Name: BROTT LIMITED
Title: DIRECTOR

FORTUNE OIL & GAS INC.

Name: JAMES B. WENSVEEN
Title: DIRECTOR

GFB RESOURCES LIMITED

Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE

Name:
Title: